SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2001

               PAYSTAR COMMUNICATIONS CORPORATION
     (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-32197               86-0885565
(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)

1110 WEST KETTLEMAN LANE, SUITE 48, LODI, CA                        95240
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (209) 339-0484

Item 7.  Exhibits

     The exhibit set forth in the following index of exhibits is filed as a part of this current report.

Exhibit No.         Description of Exhibit                           Location

16.2     Letter dated September 11, 2001, from Andersen Andersen
         & Strong, L.C. on change in certifying accountant           Attached

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PayStar Communications Corporation

Date: September 17, 2001               /s/ William D. Yotty
                                           William D. Yotty, Chairman

Date: September 17, 2001               /s/ Harry T. Martin
                                           Harry T. Martin, Chief Financial
                                           Officer and Principal Accounting Officer